EXHIBIT 10.21L

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

SIXTEENTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

THIS SIXTEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Customer hereby requests and CSG agrees to provide a Digital Network Control System (“DNCS”) interface to support future testing for Customer in QAYA and to provide ongoing support. Therefore, for the fees set forth in Schedule F, the parties agree as follows:

a.	Schedule F, Fees, Miscellaneous, is modified by adding the following thereto:

Description of Item/Unit of Measure	Frequency	Fee

XXI. Set up and configure an instance of a Digital Network Control System (“DNCS”) interface(s) for the existing ********* system/prin in QAYA environment. The addition of this interface will support future testing in the CCP Test Lab. CSG will provide on-going support necessary to keep the environment operational, help desk support for issue resolution and error correction in the existing ********* system prin (SOW #2312877)

1. Interface Fee (per interface) (Note 1)	One-time	Quote
2. Recurring ******* Support Fee (per interface) (Note 2)	*******	$******

Note 1:	All implementation services and fees for the DNCS interface will be set forth in a mutually agreeable document (e.g., either an LOA or SOW).
Note 2:	Recurring ******* Support Fee will commence August 1, 2012, and will be billed pursuant to the terms and conditions of the Agreement

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Bruce D. Wilson	By: /s/ Michael J. Henderson

Name: Bruce D. Wilson	Name: Michael J. Henderson

Title: Vice President Finance	Title: EVP Sales & Marketing

Date: 9/25/12	Date: 9/28/12

1 / 1